Kevin S. Thompson
Vice President, Deputy General Counsel
Office of General Counsel
Phone:   608.231.8588
Fax:     608.236.8588
E-mail:  kevin.thompson@cunamutual.com




                                 August 27, 2004



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

         Pursuant to Rule 461 under the Securities Act of 1933, CUNA Mutual Life Insurance Company, on behalf of itself and the CUNA Mutual Life Variable Annuity Account (File No. 333-116426), hereby requests that the registration statement filed on Form N-4 be accelerated and declared effective on October 1, 2004 or as soon thereafter as is reasonably practicable.

                                            CUNA MUTUAL LIFE INSURANCE COMPANY

                                            CUNA MUTUAL LIFE VARIABLE ANNUITY
                                            ACCOUNT


                                            By: /s/ Kevin S. Thompson
                                                -----------------------------
                                                 Kevin S. Thompson
                                                 Vice President

Kevin S. Thompson
Vice President, Deputy General Counsel
Office of General Counsel
Phone:   608.231.8588
Fax:     608.236.8588
E-mail:  kevin.thompson@cunamutual.com




                                 August 27, 2004



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

         Pursuant to Rule 461 under the Securities Act of 1933, CUNA Brokerage Services, Inc., the principal underwriter, hereby requests that the registration statement filed on Form N-4 for the CUNA Mutual Life Variable Annuity Account (File No. 333-116426), be accelerated and declared effective on October 1, 2004, or as soon thereafter as is reasonably practicable.

                                            CUNA BROKERAGE SERVICES, INC.


                                            By: /s/ Kevin S. Thompson
                                                ------------------------------
                                                 Kevin S. Thompson
                                                 Vice President